Commitments	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Commitments

25)	COMMITMENTS
25.1) CONTRACTUAL OBLIGATIONS
As of December 31, 2021, CEMEX had the following contractual obligations:

	2021
Obligations	Less than 1 year	1-3 years	3-5 years	More than 5 years	Total

Long-term debt	$68	583	2,023	4,753	7,427
Leases 1	303	424	238	557	1,522

Total debt and other financial obligations 2	371	1,007	2,261	5,310	8,949
Interest payments on debt 3	283	709	639	1,014	2,645
Pension plans and other benefits 4	155	139	140	992	1,426
Acquisition of property, plant and equipment 5	126	70	—	—	196
Purchases of raw materials, fuel and energy 6	503	526	366	954	2,349

Total contractual obligations	$1,438	2,451	3,406	8,270	15,565

1
Represent nominal cash flows. As of December 31, 2021, the NPV of future payments under such leases was $1,222, of which, $531 refers to payments from 1 to 3 years and $293 refers to payments from 3 to 5 years.

2
The schedule of debt payments, which includes current maturities, does not consider the effect of any refinancing of debt that may occur during the following years. In the past, CEMEX has replaced its long-term obligations for others of a similar nature.

3	Estimated cash flows on floating rate denominated debt were determined using the floating interest rates in effect as of December 31, 2021.
4	Represents estimated annual payments under these benefits for the next 10 years (note 20), including the estimate of new retirees during such future years.
5	Refers mainly to the expansion of a cement-production line in the Philippines.
6
Future payments for the purchase of raw materials are presented based on contractual nominal cash flows. Future nominal payments for energy were estimated for all contractual commitments based on an aggregate average expected consumption per year using the future prices of energy established in the contracts for each period. Future payments also include CEMEX’s commitments for the purchase of fuel.

25.2) OTHER COMMITMENTS
As

of December
31
,
2021
and
2020
, CEMEX was party to other commitments for several purposes, including the purchase of fuel and energy, the estimated future cash flows over maturity of which are presented in note
25.1
. A description of the most significant contracts is as follows:

•
Beginning in April 2016, in connection with the Ventika S.A.P.I. de C.V. and the Ventika II S.A.P.I. de C.V. wind farms (jointly “Ventikas”) located in the Mexican state of Nuevo Leon with a combined generation capacity of 252 Megawatts (“MW”), CEMEX agreed to acquire a portion of the energy generated by Ventikas for its overall electricity needs in Mexico for a period of 20 years. The estimated annual cost of this agreement is $21 (unaudited) if CEMEX receives all its energy allocation. Nonetheless, energy supply from wind is variable in nature and final amounts are determined considering the final MW per hour (“MWh”) effectively received at the agreed prices per unit.

•
On July 27, 2012, CEMEX signed a
10-year
strategic agreement with International Business Machines Corporation (“IBM”) pursuant to which IBM provides, among others, data processing services (back office) in finance, accounting and human resources; as well as Information Technology (“IT”) infrastructure services, support and maintenance of IT applications in the countries in which CEMEX operates.

•
Beginning in February 2010, for its overall electricity needs in Mexico CEMEX agreed with EURUS the purchase a portion of the electric energy generated for a period of no less than 20 years. EURUS is a wind farm with an installed capacity of 250 MW operated by ACCIONA in the Mexican state of Oaxaca. The estimated annual cost of this agreement is $70 (unaudited) if CEMEX receives all its energy allocation. Nonetheless, energy supply from wind source is variable in nature and final amounts will be determined considering the final MWh effectively received at the agreed prices per unit.

•
CEMEX maintains a commitment initiated in April 2004 to purchase the energy generated by Termoeléctrica del Golfo (“TEG”) until 2027 for its overall electricity needs in Mexico. The estimated annual cost of this agreement is $171 (unaudited) if CEMEX receives all its energy allocation. Nonetheless, final amounts will be determined considering the final MWh effectively received at the agreed prices per unit.

•
In regards with the above, CEMEX also committed to supply TEG and another third-party electrical energy generating plant adjacent to TEG all fuel necessary for their operations until the year 2027, equivalent to approximately 1.2 million tons of petroleum coke per year. CEMEX covers its commitments under this agreement acquiring the volume of fuel from sources in the international markets and Mexico.

•
CEMEX Zement GmbH (“CZ”), CEMEX’s subsidiary in Germany, held a long-term energy supply contract until 2022 with S
TEAG
—
Industriekraft
werk

Rüdersdorf GmbH (“SIKW”) in connection with the overall electricity needs of CEMEX’s Rüdersdorf plant. Based on the contract, each year CZ has the option to fix in advance the volume of energy in terms of MW that it will acquire from SIKW, with the option to adjust the purchase amount one time on a monthly and quarterly basis. The estimated annual cost of this agreement is $18 (unaudited) if CEMEX receives all its energy allocation.

•
On October 24, 2018, CEMEX, S.A.B. de C.V. entered into an energy financial hedge agreement in Mexico, commencing October 1, 2019 and for a period of 20 years. Through the contract, the Company fixed the megawatt hour cost over an electric energy volume of 400 thousand megawatts hour per year, through the payment of 25.375 dollars per megawatt hour of electric power in exchange for a market price. The committed price to pay will increase 1.5% annually. The differential between the agreed price and the market price is settled monthly. CEMEX considers this agreement as a hedge for a portion of its aggregate consumption of electric energy in Mexico and recognizes the result of the exchange of price differentials described previously in the Income Statement as a part of the costs of energy. During 2021, the Company received $2.5. CEMEX, S.A.B. de C.V. does not record this agreement at fair value since there is not a deep market for electric power in Mexico that would effectively allow for its valuation.

25.3) COMMITMENTS FROM EMPLOYEE BENEFITS
In some countries, CEMEX has self-insured health care benefits plans for its active employees, which are managed on cost plus fee arrangements with major insurance companies or provided through health maintenance organizations. As of December 31, 2021, in certain plans, CEMEX has established stop-loss limits for continued medical assistance derived from a specific cause (e.g., an automobile accident, illness, etc.) ranging from 23 thousand dollars to 550 thousand dollars. In other plans, CEMEX has established stop-loss limits per employee regardless of the number of events ranging from
100
 thousand dollars to
2.5
 million dollars. The contingency for CEMEX if all employees qualifying for health care benefits required medical services simultaneously is significantly. However, CEMEX believes this scenario
is remote. The amount expensed through self-insured health care benefits was $
59
in 2021, $
61
in 2020 and $
62
in 2019.